UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2004

INTER-TEL, INCORPORATED

(Exact Name of Registrant as specified in charter)

Commission File Number 0-10211

Arizona	86-0220994
(State or other jurisdiction of incorporation)	I.R.S. Employer Identification Number

1615 S. 52ND STREET
Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 449-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Reference is made to the press release dated October 14, 2004 announcing the acquisition of selected assets and the assumption of certain liabilities, which is furnished and attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following Exhibit is furnished as part of this report:

Exhibit 99.1	Press release issued by Inter-Tel, Incorporated on October 14, 2004 announcing the acquisition of selected assets and the assumption of certain liabilities.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTER-TEL, INCORPORATED

Date: October 14, 2004	By:	/s/ Kurt R. Kneip

Kurt R. Kneip
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number
99.1	Press release issued by Inter-Tel, Incorporated on October 14, 2004.